Exhibit 10.1

奥星制药公司
CFO聘用合同
Aoxing Pharmaceutical Company, Inc.
CFO Employment Contract

甲方：奥星制药公司
Party A: Aoxing Pharmaceutical Company, Inc.
乙方：陈政
Party B: Zheng Chen
经甲乙双方友好协商一致同意如下条款
Party A and Party B agreed to reach the following terms and conditions after friendly negotiation.

一.聘用
Article 1. Employment
1.1：期限，本合同自2016年2月1日起至2018年1月31日，有效期3年。
1.1 Term: this contract would come into effect from February 1st, 2016 to January 31st, 2018, the term of contract is 3 years.
1、2：职位：首席财务官（CFO）；
1.2 Title: Chief Finance Officer
1、3：职责，负责上市公司的全面财务管理工作，负责公司资本市场的交易性非交易性路演宣传与投行投资人的沟通及融资管理工作，负责公司财务报表的合并书写季度、年度财务报告并与SEC和纽约交易所保持沟通联系汇报，负责与美国审计师、律师、投行、公关公司的联络。协助公司研究院国际制药研发项目的研发合作，及CEO临时交给的其它工作。
1.3 Responsibility: in charge of the overall financial management work of the listing company; organize transactional- and non-transactional road shows in capital market as well as the communication with investors from investment banks as well as money-raising management; responsible for the quarter and annual consolidated financial statements and keep in touch with officers from SEC and NYSE; contact with auditors, lawyers, investment banks as well as PR company in US; assist the research institute of company with the cooperation  in international pharmaceutical R&D project; undertake other tasks appointed by CEO.

第二节：薪水待遇
Article 2. Emolument
2、1：基本工资：每年33万美元，每月分别为2.75万美元。
2.1 Basic wage: USD 330,000 per year, to be paid at USD 27,500 monthly.
2.2：期权激励计划：在乙方上任之日，甲方奖励300,000股的期权,以乙方上市公司的普通股为基础,在乙方完成每12个月的雇佣服务时，乙方有权利执行100,000股的行权。行权日在乙方完成雇佣的每12个月的结束日。所有期权行权价将是2016年1月27日的收盘价，即每股$0.71。期权的行权期为从行权日之后的5年内有效。除非在此合同里有特定说明，没有固化(vested)的期权在此合同终止后自动作废。
2.2     Stock Option: Upon the starting date of the employment of Party B, 300,000 shares of stock options would be granted to Party B.  At each anniversary date of the employment of Party B, 100,000 shares of the stock options will become vested. All options will have the exercise price as the closing prices of January 27, 2016 - that is, $.71 per share. Options will terminate five years from the date on which they vest. Except as otherwise specifically provided herein, Options that have not vested will terminate upon the termination of Party B's employment.

2.3若乙方对甲方有突出贡献时，经公司认可年底或中途公司可考虑奖励，包括现金或股票及期权股。
2.3   If Party B shall contribute significantly to Party A under this contract which is acknowledged by Party A, Party A would consider granting awards to Party A, including cash, shares or share options.

第三节：乙方可选择工资转股条款：乙方可按月,按3个月或按6个月在当期的第一天选择将工资转换成公司股票。转换价格以当期的前一个交易日的收盘价定价。
Article 3: From time to time, Party B could choose to receive his wages in AXN shares for a period of one month, three months or six months. He may exercise this right only on the first business day of period.    The conversion price will be the closing price of the last trading day prior to the period during which Party B chooses to convert wages to AXN shares.

第四节：合同期满和终止
Article 4 The expiration and termination of contract
合同期满后双方协商可继续签定合同。
Both parties would negotiate on renew the contract after the due date of contract.
4、1、甲方在合同期内无正当理由中途解除其合同，甲方付给乙方2个月工资，并授予乙方当年的期权。
4.1  Party A should not cancel the contract without proper reason during the contract period. If Party A does so, then Party A would pay Party B 2 month wage and any option that is due to vest on the next anniversary date will vest immediately.

4、2、乙方因身体原因确实无能力工作从因病休假之日起甲方支付乙方2个月工资。
4.2 Party A would pay Party B 2 month wage when Party B is incapable of working and request for a sick leave due to health reasons.
4.3 乙方因以下原因而被解聘甲方不予补偿工资：
4.3 Party A would compensate no wage in case Party B was dismissed due to the following reasons:
a、）乙方故意拒绝执行职责或犯重大失职。
Party B deliberately refuse to undertake the duty or dereliction of duty.
b、）乙方明显触犯公司利益。
Party B obviously violates the benefit of company.
c、）乙方多次不执行CEO和董事会指示。
Party B failed to execute the directions from CEO and board of directors.
d、）乙方触犯法律。任何其它与公司相关违法、违反公司规章制度行为。
Party B break the law. Party B conduct other behaviors which relative to company and violate the law or company rules and regulations.
e、）乙方不能按时完成公司重大融资及战略任务。
Party B failed to achieve the critical financing task and strategic task of the company.
4、4、乙方辞职必须提前2个月提出。否则视为乙方违约，乙方将赔偿甲方2个月工资、并取消年终股票。甲方辞退乙方必须提前2个月提出，否则视为违约，甲方赔偿乙方2个月工资。
4.4 Party B should notice Party A in 2 months advance in case of party B resign the post, Otherwise Party B shall be seemed as breach the contract and compensate 2-month wage and withdraw the annual share options. Party A should notice Party B in 2 month advance in case Party A dismiss Party B, Party A should further compensate Party B with 2 month wage.

第五节：非竟争条款及保密
Article 5 Non-competitive and confidential terms
5、1：乙方在公司雇用期或接受公司待遇期间不可以以任何形式为竞争对手服务。
5.1 Party A should not provide service in any patterns to competitors in the term of employment or receiving compensations from the company.
乙方在甲方任职或接受待遇期间不允许兼任其它公司社会团体有利益的职位（经甲方书面同意者除外）。
Party B should not take other profitable post of other corporations or entities in the term of employment or receiving compensations from the company (except Party B obtained consent from Party A in written).

5、2：乙方任何时候不得泄露任何公司秘密。
5.2 Party B should keep the information of the company confidential under any circumstances.

第六节：本合同经适用于美国法律。
Article 6 The contract shall be governed by the laws of the State of New Jersey applicable to contracts made and to be performed in that State.

甲方：奥星制药公司
Party A: Aoxing Pharmaceutical Company, Inc.

董事长签名：
Signature of CEO: /s/ Yue Zhenjiang

日期：2016、1、28日
Date: January 28, 2016

乙方：陈政
签名：
Signature: /s/ Chen Zheng

日期：2016、1、28日
Date: January 28, 2016